Exhibit 99.7

                   SEVENTH AMENDMENT TO THE HOLDINGS GUARANTY

            SEVENTH AMENDMENT TO THE HOLDINGS GUARANTY (the "Seventh Amendment"), dated as of March 7, 2003, among TRENWICK GROUP LTD., a company organized under the laws of Bermuda ("Holdings") and the Banks party to the Credit Agreement referred to below. Unless otherwise defined herein, capitalized terms used herein and defined in the Holdings Guaranty referred to below are used herein as so defined.

                              W I T N E S S E T H :
                              - - - - - - - - - -

            WHEREAS, Trenwick America Corporation, a Delaware corporation (the "Borrower"), Trenwick Holdings Ltd., a company organized under the laws of the United Kingdom (the "Trenwick Holdings"), the lending institutions from time to time party thereto (each a "Bank" and, collectively, the "Banks"), Wachovia Bank, National Association (f/k/a First Union National Bank), as Syndication Agent (the "Syndication Agent"), Fleet National Bank, as Documentation Agent (the "Documentation Agent"), and JPMorgan Chase Bank (f/k/a The Chase Manhattan
Bank), as Administrative Agent (the "Administrative Agent"), are party to a Credit Agreement, dated as of November 24, 1999 and amended and restated as of September 27, 2000 (as the same has been amended, modified or supplemented to, but not including, the date hereof, the "Credit Agreement");

            WHEREAS, Holdings and the Administrative Agent entered into a Holdings Guaranty, dated as of September 27, 2000 (as the same has been amended, modified or supplemented to, but not including, the date hereof, the "Holdings Guaranty") in order to induce the Banks to make Loans to the Borrower and issue Letters of Credit for the account of the Account Party and Guaranteed Creditors (and Lending Affiliates thereof) to enter into Interest Rate Protection Agreements and Other Hedging Agreements with the Borrower and/or the Account Party; and

            WHEREAS, subject to the terms and conditions set forth below, the parties hereto wish to amend the Holdings Guaranty as provided herein;

            NOW, THEREFORE, it is agreed;

A.    Amendments

            1. Section 3.01 of the Holdings Guaranty is hereby amended by inserting the following new clause (s) immediately following clause (r) thereof:

            "(r) Expenditures. As soon as available and in any event within 21 days after the end of each fiscal month of Holdings, commencing with the fiscal month ending February 28, 2003, a schedule of all "Specified Expenditures" made in such fiscal month."

            2. Section 3.13(b) of the Holdings Guaranty is hereby amended by deleting the text "No later than 60 days" appearing therein and inserting the text "As promptly as possible but no later than 90 days" in lieu thereof.

            3. Section 3.14 of the Holdings Guaranty is hereby amended by deleting the text "No later than 60 days" appearing therein and inserting the text "As promptly as possible but no later than 90 days" in lieu thereof.

            4. Section 3.15 of the Holdings Guaranty is hereby amended by deleting the text "No later than 60 days" appearing therein and inserting the text "As promptly as possible but no later than 90 days" in lieu thereof.

            5. Section 3.16 of the Holdings Guaranty is hereby amended by deleting the text "No later than 60 days" appearing therein and inserting the text "As promptly as possible but no later than 90 days" in lieu thereof.

            6. Section 3.18 of the Holdings Guaranty is hereby amended by deleting the text "No later than 60 days" appearing therein and inserting the text "As promptly as possible but no later than 90 days" in lieu thereof.

            7. Section 4.01(b) of the Holdings Guaranty is hereby amended by inserting the text ", other than errors and omissions coverage incidental to policies issued to certain financial institutions in accordance with Holdings and its Subsidiaries underwriting practices as in effect as of the Fourth Amendment Effective Date" at the end of subclause (iii) thereof.

            8. Section 4.04(d) of the Holdings Guaranty is hereby amended by deleting the text "and" appearing immediately prior to the reference "(B)" thereof and inserting the text "or" in lieu thereof.

            9. Section 4.02(a) of the Holdings Guaranty is hereby amended by inserting the text "(t) the Subsidiaries set forth on Annex IX to the Seventh Amendment may be liquidated," immediately preceding clause (w) appearing in the proviso thereof.

            10. Section 4.15 of the Holdings Guaranty is hereby amended to read in its entirety as follow:

            4.15 Minimum Combined Statutory Surplus. Holdings will not permit the Regulated Insurance Companies, collectively, on a Combined basis, to have Statutory Surplus (i) at any time prior to the sale of Trenwick International Limited, of less than $275,000,000 and (ii) at any time after the sale of Trenwick International Limited, of less than $250,000,000.

            11. Section 4.16 of the Holdings Guaranty is hereby amended by deleting the number "$350,000,000" appearing therein and inserting the number "$250,000,000" in lieu thereof.

            12. Section 4.23 of the Holdings Guaranty is hereby amended to read its entirety as follows:

            "4.23 Salary Increases. Holdings will not, and will not permit any of its Subsidiaries to, increase the salaries of, or grant bonuses, stock options and other forms of compensation to, its employees, officers and/or directors, except pursuant to (i) plans in existence on the Fourth Amendment Effective Date and in the normal course of business, (ii) the Specified Employment Agreements, (iii) the Tier II and Tier III Retention Bonus Agreements and the (iv) Unallocated Additional Fee Agreements, provided that the payments of any bonus or compensation other than salary or monthly fees under the Specified Employment Agreements and the Unallocated Additional Fee Agreements may only be made if (I) no Default or Event of Default then exists at the time of such payment or would result therefrom and (II) if any Default or Event of Default has occurred the Required Banks have consented to permit such payments after such Default or Event of Default has been cured or waived or (B) the Banks consent to such payments notwithstanding that an Event of Default has occurred and is continuing."

            13. The definition of "Specified Expenditures" appearing in Schedule I to the Holdings Guaranty is hereby amended by (i) deleting the text "Credit Agreement" appearing therein and inserting the text "Credit Documents" in lieu thereof and (ii) deleting the word "and" appearing immediately before clause
(xvi) thereof and inserting a comma in lieu thereof and inserting the following new clauses (xvii), (xviii), (xix) and (xx) immediately after the end of clause
(xvi) thereof:

      ", (xvii) reasonable fees and expenses of the holders of the Trenwick Senior Notes incurred in connection with the restructuring thereof, (xviii) expenditures for reinsurance premium cessions, deposit premiums, imprest account funding, commissions, bonus commissions and brokerage fees, return premium, losses and loss adjustment expenses, commutation payments, claim loss fund accounts, (xix) regulatory fees, 401(k) contributions, pension contributions, payroll, CAT modeling license fees, software licensing fees, financial printing costs, legal fees for reinsurance recovery and claims, accounting, actuarial and tax services not related to the restructuring of Holdings and its subsidiaries, systems development and maintenance fees, insurance and reinsurance premiums, disaster recovery fees, insurance dispute resolution requirements, insurance premiums for director's and officer's policies and errors and omissions policies and rating agency fees and (xx) other expenses incurred in the ordinary course of business, so long as (A) Holdings has notified each Bank in writing no later than 5 Business Days before Holdings or the applicable Subsidiary makes such expenditure, which notice shall specify
      (w) the entity that will make such payment, (x) the amount of the payment,
      (y) a description of the expenditure and (z) the date such payment will be made and (B) the Required Banks do not object to Holdings' or the applicable Subsidiary's making such payment prior to the date specified in the notice previously delivered pursuant to this clause (xix)."

            14. Schedule I to the Credit Agreement is hereby amended by inserting the following defined terms in the appropriate alphabetical order:

            "Binet Employment Agreement" shall mean the letter agreement between Holdings and Stephen Binet, dated December 20, 2002, to be amended in substantially the form of the draft delivered to the Banks on February 19, 2003; provided that such Amendment shall also include (i) a non-solicitation clause on terms reasonably satisfactory to the Administrative Agent and (ii) a provision for the payment of additional compensation to Mr. Binet, in the amount set forth on the Senior Executive Compensation Schedule, payable on substantially the same terms and conditions set forth in the Senior Executive Compensation Schedule and in the Executive Compensation Provisions.

            "Becker Agreement" shall mean the letter agreement between Holdings and W. Marston Becker, dated August 26, 2002, as amended by the First Amendment thereto, dated as of December 31, 2002; provided that such letter agreement shall be further amended to include (i) a non-solicitation clause on terms reasonably satisfactory to the Administrative Agent and (ii) a retention bonus and other additional compensation payable to Mr. Becker in the amounts set forth on the Senior Executive Compensation Schedule, payable on substantially the same terms and conditions set forth in the Senior Executive Compensation Schedule and in the Executive Compensation Provisions.

            "Executive Compensation Provisions" shall mean the Executive Compensation Provisions, dated March 6, 2003 and delivered to the Banks on March 6, 2003.

            "Finkelstein Agreement" shall mean the letter agreement to be executed between Holdings and David Finkelstein on terms and conditions satisfactory to the Administrative Agent; provided that such letter agreement shall include (i) a non-solicitation clause on terms reasonably satisfactory to the Administrative Agent and (ii) a retention bonus and other additional compensation payable to Mr. Finkelstein in the amounts set forth on the Senior Executive Compensation Schedule, payable on substantially the same terms and conditions set forth in the Senior Executive Compensation Schedule and in the Executive Compensation Provisions.

            "Giambo Employment Agreement" shall mean the letter agreement between Holdings and Robert Giambo, dated December 17, 2002.

            "Giordano Employment Agreement" shall mean (i) the expatriate agreement between Holdings and James A. Giordano, (ii) the change of control agreement between Holdings and James A. Giordano and (iii) the cash incentive bonus agreement between Holdings and James A. Giordano, in each case, which agreements shall be substantially in the form of the drafts delivered to the Banks on February 19, 2003, provided that such agreements shall also include (i) a non-solicitation clause on terms reasonably satisfactory to the Administrative Agent and (ii) a provision for the payment of addition compensation to Mr. Giordano, in the amount set forth on the Senior Executive Compensation Schedule, payable on substantially the same terms and conditions set forth in the Senior Executive Compensation Schedule and in the Executive Compensation Provisions.

            "Graham Agreement" shall mean the letter agreement to be executed between Holdings and Timothy Graham, on terms and conditions satisfactory to the Administrative Agent; provided such letter agreement shall include
      (i) a non-solicitation clause on terms reasonably satisfactory to the Administrative Agent and (ii) the payment of additional compensation to Mr. Graham in the amount set forth on the Senior Executive Compensation Schedule, payable on substantially the same terms and conditions set forth in Senior Executive Compensation Schedule and in the Executive Compensation Provisions.

            "Hunte Employment Agreement" shall mean the letter agreement between Holdings and Alan L. Hunte, dated December 12, 2002, to be amended, substantially in the form of the draft delivered to the Banks on February 19, 2003; provided that such First Amendment shall also include (i) a non-solicitation clause on terms reasonably satisfactory to the Administrative Agent and (ii) the payment of additional compensation to Mr. Hunte in the amount set forth on the Senior Executive Compensation Schedule, payable on substantially the same terms and conditions set forth in the Senior Executive Compensation Schedule referred to herein and in the Executive Compensation Provisions.

            "Semeraro Agreement" shall mean the letter agreement to be executed between Holdings and David Semeraro, on terms and conditions satisfactory to the Administrative Agent; provided that such letter agreement shall include (i) a non-solicitation clause on terms reasonably satisfactory to the Administrative Agent and (ii) the payment of additional compensation to Mr. Semeraro in the amount set forth on the Senior Executive Compensation Schedule, payable on substantially the same terms and conditions set forth in the Senior Executive Compensation Schedule and in the Executive Compensation Provisions.

            "Senior Executive Compensation Schedule" shall mean the schedule of Senior Executive Compensation dated March 6, 2003 and delivered to the Banks on March 6, 2003.

            "Seventh Amendment" shall mean the Seventh Amendment to the Holdings Guaranty, dated as of March 3, 2003.

            "Seventh Amendment Effective Date" shall have the meaning provided in the Seventh Amendment.

            "Specified Employees" shall mean the employees or independent contractors of Holdings or its subsidiaries party to the Specified Employment Agreements.

            "Specified Employment Agreements" shall mean collectively, (i) the Becker Agreement, (ii) the Binet Employment Agreement, (iii) the Finkelstein Agreement, (iv) the Giambo Employment Agreement, (v) the Giordano Employment Agreement, (vi) the Graham Agreement (vii) the Hunte Employment Agreement, (viii) the Semeraro Agreement and (ix) the Watson Employment Agreement.

            "Tier II and Tier III Retention Bonus Agreements" shall mean the retention fee agreements executed by Holdings or any Subsidiary thereof and any employee or independent contractor of Holdings and/or any Subsidiary thereof (other than the Specified Employees) on substantially the same terms and conditions as set forth in the Form of Stay Bonus & Employment Termination Agreement delivered to the Banks on March 6, 2003 and in the amounts for each person as set forth on the schedule of Executive Compensation dated March 6, 2003 and delivered to the Banks on March 6, 2003

            "Unallocated Additional Fee Agreements" shall mean the agreements between Holdings and any employee or independent contractor of Holdings and/or its Subsidiaries (other than the Specified Employees) to be executed on terms and conditions satisfactory to the Administrative Agent; provided that such agreements may include a provision for additional compensation in an aggregate amount that does not exceed the "Unallocated Pool Amount" on the Senior Executive Compensation Schedule.

            "Watson Employment Agreement" shall mean (i) the amended and restated service agreement between Trenwick Managing Services Limited, Holdings and Michael C. Watson and (ii) the cash incentive bonus agreement between Holdings and Michael C. Watson, in each case, which agreements will be substantially in the form of the drafts delivered to the Banks on February 19, 2003, provided that such agreements will also include (i) a non-solicitation clause on terms reasonably satisfactory to the Administrative Agent and (ii) the payment of additional compensation to Mr. Watson in the amount set forth on the Senior Executive Compensation Schedule, payable on substantially the same terms and conditions set forth in the Senior Executive Compensation Schedule and in the Executive Compensation Provisions.

            15. The Holdings Guaranty is hereby further amended by inserting new Annex IX attached hereto.

B.    Miscellaneous Provisions

            1. In order to induce the Banks to enter into this Amendment, Holdings hereby represents and warrants that (i) the representations and warranties of Holdings contained in the Holdings Guaranty are true and correct in all material respects on and as of the Seventh Amendment Effective Date (as defined below) (except with respect to any representations and warranties limited by their terms to a specific date, which shall be true and correct in all material respects as of such date), and (ii) there exists no Default or Event of Default under the Credit

Agreement on the Seventh Amendment Effective Date (as defined below), in each case after giving effect to this Seventh Amendment.

            2. This Seventh Amendment is limited as specified and shall not constitute an amendment, modification, acceptance or waiver of any other provision of the Holdings Guaranty or any other Credit Document.

            3. THIS SEVENTH AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

            4. This Seventh Amendment shall become effective on the date (the "Seventh Amendment Effective Date") when (i) Holdings and the Required Banks shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of telecopier) the same to the Administrative Agent and (ii) the Borrower, the Account Party and the Required Banks have consented to the Seventh Amendment and Waiver to the Credit Agreement, dated as of March 7, 2003.

            5. From and after the Seventh Amendment Effective Date, all references in the Holdings Guaranty and in the other Credit Documents shall be deemed to be referenced to the Holdings Guaranty as modified hereby.

                                      * * *

            IN WITNESS WHEREOF, the undersigned have caused this Seventh Amendment to be duly executed and delivered as of the date first above written.

                                        TRENWICK GROUP LTD.


                                        By: /s/ Alan L. Hunte
                                            ------------------------------
                                            Name:  Alan L. Hunte
                                            Title: Chief Financial Officer

                  [Bank Signature Pages Intentionally Omitted]

                                                                        ANNEX IX

                      CERTAIN SUBSIDIARIES TO BE LIQUIDATED

1.    Castle Members Agents Limited

2.    Target Insurance Company (Guernsey) Limited

3.    Castle Underwriting Holdings Limited

4.    Surveyors Direct Limited

5.    Archer Dedicated Limited

6.    Adit Holdings Limited

7.    Archer Group Services Ltd.

8.    AKC Holdings Ltd.

9.    RL Glover & Co. Underwriting Agents Limited

10.   Halford Motor Insurance Services Limited

11.   Theorem Holdings Limited

12.   Tower Underwriting Agents Limited

13.   Bowman Loss Adjusters Ltd.